SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of June 3, 2014 (this “Agreement”), is among Vuzix Corporation, a Delaware corporation (the “Company”), each Subsidiary of the Company which shall become a party to this Agreement by execution and delivery of the form annexed hereto as Annex A and the Subsidiary Guaranty annexed thereto (each such Subsidiary, the “Guarantor” and together with the Company, the “Debtors”), AIGH Investment Partners, L.P., as collateral agent (the “Collateral Agent”) for and the holders of the Company’s Secured Convertible Notes due June 3, 2017 which were issued on June 3, 2014, in the original aggregate principal amount of up to $3,000,000 (collectively, the “Notes”) (collectively, the “Secured Parties”).

WITNESSETH:

WHEREAS, pursuant to the Securities Purchase Agreement (as defined in the Notes), the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Notes;

WHEREAS, pursuant to a certain Subsidiary Guaranty (“Guaranty”) to be dated as of the date of the Additional Debtor Joinder, forms of which are annexed hereto as Annex A, the Guarantor agrees to guarantee and act as surety for payment of such Notes, and other obligations of the Company;

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes, each Debtor has agreed to execute and deliver to the Collateral Agent this Agreement and to grant Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Debtors’ obligations under the Notes and Transaction Documents.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 8 or 9 of the UCC (such as “account,” “chattel paper,” “commercial tort claim,” “deposit account,” “document,” “equipment,” “fixtures,” “general intangibles,” “goods,” “instruments,” “inventory,” “investment property,” “letter-of-credit rights,” “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 8 or 9 of the UCC, as applicable. Upper case terms shall have the meanings attributed to them in the Securities Purchase Agreement.

(a)          “Collateral” means the collateral in which the Collateral Agent is granted a security interest by this Agreement and which shall include the following personal property of the Debtors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the disposition, sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

(i)          All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor’s businesses and all improvements thereto; and (B) all inventory;

(ii)         All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents (as defined herein), agreements related to the Pledged Securities (as defined herein), licenses, distribution and other agreements, computer software (whether “off-the-shelf,” licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii)        All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv)        All documents, letter-of-credit rights, instruments and chattel paper;

(v)         All commercial tort claims;

(vi)        All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii)       All investment property;

(viii)      All supporting obligations;

(ix)         All files, records, books of account, business papers, and computer programs; and

(x)          the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in Guarantor, including, without limitation, the shares of capital stock and the other equity interests listed on Schedule H hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect Subsidiary of any Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

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Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b)          “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, (vii) any items included in the definition of Intellectual Property Rights as defined in the Securities Purchase Agreement and not set forth above, and (viii) all causes of action for infringement of the foregoing.

(c)          “Majority in Interest” means, at any time of determination, the holders of more than fifty percent (50%) (based on then-outstanding principal amounts and accrued interest of Notes at the time of such determination) of the Notes.

(d)          “Necessary Endorsement” means undated stock powers endorsed in blank and other proper instruments of assignment duly executed and such other instruments or documents as the Collateral Agent (as that term is defined below) may reasonably request.

(e)          “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties, including, without limitation, all obligations under this Agreement, the Notes, the Guaranty and obligations under any other Transaction Document, instrument, agreement or other document executed and/or delivered in connection herewith or therewith in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Notes and any other Transaction Documents, instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

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(f)          “Organizational Documents” means with respect to any Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(g)          “Pledged Securities” shall have the meaning ascribed to such term in Section 4(i).

(h)          “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.           Grant of Security Interest in Collateral. As an inducement for the Secured Parties to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).

3.           Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, each Debtor shall deliver or cause to be delivered to the Collateral Agent, any and all certificates and other instruments or documents representing any of the Collateral, in each case, together with all Necessary Endorsements.

4.           Representations, Warranties, Covenants and Agreements of the Debtors. Except as set forth under the corresponding section of the disclosure schedules delivered to the Secured Parties and Collateral Agent concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof. As of the date hereof, each Debtor represents and warrants to the Secured Parties as follows and, until the repayment in full of the Obligations, covenants and agrees with, the Secured Parties as follows:

(a)          Each Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Debtor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor. This Agreement, when executed and delivered, will constitute the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

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(b)          The Debtors have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as specifically set forth on Schedule A, each Debtor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other liens on any such real property or on the Collateral except for Permitted Liens (as defined in the Securities Purchase Agreement), which are identified on Schedule B hereto. Except as disclosed on Schedule A and except for Collateral to be held by the Collateral Agent, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c)          Except for Permitted Liens and except as set forth on Schedule B attached hereto, the Debtors are the sole owner of the Collateral (except for non-exclusive licenses granted by any Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests. Except as set forth on Schedule B attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral.

(d)          No written claim has been received that any Collateral or any Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to any Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)          Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral except in the ordinary course of sales unless it delivers to the Secured Parties at least 15 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Parties a valid, perfected and continuing perfected first priority lien in the Collateral, except as otherwise permitted hereby.

(f)          This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral, subject only to Permitted Liens securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral that may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (m), the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtors, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Collateral Agent and the Secured Parties hereunder.

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(g)          Each Debtor hereby authorizes the Collateral Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it and authorizes Collateral Agent to take any other action in Collateral Agent’s absolute discretion to effectuate, memorialize and protect Secured Parties’ interest and rights under this Agreement, except as limited in this Agreement and the Transaction Documents.

(h)          The execution, delivery and performance of this Agreement by the Debtors does not (i) violate any of the provisions of any Organizational Documents of any Debtor or, to the knowledge of any Debtor, any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) to the knowledge of each Debtor, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor’s debt or otherwise) or other understanding to which such Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of any Debtor) necessary for any Debtor to enter into and perform its obligations hereunder have been obtained.

(i)          The capital stock and other equity interests listed on Schedule H hereto (the “Pledged Securities”) represent all of the capital stock and other equity interests of the Guarantor, and other Subsidiaries, if any, and represent all capital stock and other equity interests owned, directly or indirectly, by the Company. All of the Pledged Securities, if applicable, are validly issued, fully paid and nonassessable, and the Company is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement and other Permitted Liens.

(j)          The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the “Pledged Interests”) by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

(k)          Except for Permitted Liens, each Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof. Each Debtor hereby agrees to defend the same against the claims of any and all persons and entities. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. Upon request of the Collateral Agent, each Debtor will sign and deliver to the Collateral Agent on behalf of the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Collateral Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Collateral Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and each Debtor shall obtain and furnish to the Collateral Agent from time to time, upon demand, such releases and/or subordinations of claims and liens (other than Permitted Liens) that may be required to maintain the priority of the Security Interest hereunder.

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(l)          Other than with respect to Permitted Liens, no Debtor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by a Debtor in its ordinary course of business, sales of inventory by a Debtor in its ordinary course of business and disposition of obsolete equipment) without the prior written consent of the Collateral Agent. The foregoing notwithstanding, Debtor may replace noncash components of the Collateral with a cash or Cash Equivalent deposit made at an institution subject to a cash account control agreement acceptable to the Secured Parties, provided the amount of cash deposited subject to such agreement is not less than the highest amount of the Obligations that may be outstanding pursuant to the Transaction Documents. Cash Equivalent shall mean U.S. government Treasury bills, bank certificates of deposit, bankers' acceptances, corporate commercial paper and other money market instruments.

(m)          Each Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n)          Each Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Collateral Agent, that (a) the Collateral Agent will be named as lender loss payee and additional insured under each such insurance policy; and (b) if such insurance is proposed to be cancelled or materially changed for any reason whatsoever, such insurer or the Company will promptly notify the Collateral Agent. In addition, the Collateral Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the Company or the insurer of any such default. If no Event of Default (as defined in the Notes) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Debtor; provided , however , that payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Collateral Agent on behalf of the Secured Parties and, if received by such Debtor, shall be held in trust for the Secured Parties and immediately paid over to the Collateral Agent unless otherwise directed in writing by the Collateral Agent. Copies of such policies or the related certificates, in each case, naming the Collateral Agent as lender loss payee and additional insured shall be delivered to the Collateral Agent at least annually and at the time any new policy of insurance is issued.

(o)          Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise Collateral Agent promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest.

(p)          Each Debtor shall promptly execute and deliver to the Collateral Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Collateral Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Parties’ security interest in the Collateral including, without limitation, one or more deposit account control agreements, and if applicable, the execution and delivery of a separate security agreement with respect to each Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Secured Parties have been granted a security interest hereunder, all substantially in forms reasonably acceptable to the Collateral Agent, which Intellectual Property Security Agreement, and other such documents and agreements other than as stated therein, shall be subject to all of the terms and conditions hereof.

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(q)          Each Debtor shall permit the Collateral Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Collateral Agent from time to time.

(r)          Each Debtor shall take commercially reasonable steps necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(s)          Each Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(t)          All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished and in light of the circumstances under which such statements were made.

(u)          Each Debtor shall at all times preserve and keep in full force and effect its existence and good standing and any rights and franchises material to its business.

(v)         No Debtor will change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or add any new fictitious name unless it provides at least 15 days prior written notice to the Collateral Agent of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(w)          Except in the ordinary course of business, no Debtor may consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Collateral Agent which shall not be unreasonably withheld unless the inventory is subject to a Permitted Lien.

(x)          No Debtor may relocate its chief executive office to a new location without providing 15 days prior written notification thereof to the Secured Parties and provided that at the time of such written notification, such Debtor provides any financing statements necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(y)          Each Debtor was organized and remains organized solely under the laws of the state set forth next to such Debtor’s name in Schedule D attached hereto, which Schedule D sets forth each Debtor’s organizational identification number or, if any Debtor does not have one, states that one does not exist.

(z)

(i)          The actual name of each Debtor is the name set forth in Schedule D attached hereto;

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(ii)         no Debtor has any trade names except as set forth on Schedule E attached hereto;

(iii)        no Debtor has used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and

(iv)        no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on Schedule E.

(aa)         At any time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by a secured party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Collateral Agent.

(bb)         During the continuance of an Event of Default, each Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Collateral Agent regarding the Pledged Securities consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, each Debtor agrees, solely with respect to the Pledged Securities, that it shall not enter into a similar agreement (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other person or entity.

(cc)         each Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Collateral Agent or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the applicable Debtor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(dd)         If there is any investment property or deposit account included as Collateral that can be perfected by “control” through an account control agreement, the applicable Debtor shall at the request of the Collateral Agent cause such an account control agreement, in form and substance in each case satisfactory to the Collateral Agent, to be entered into and delivered to the Collateral Agent for the benefit of the Secured Parties.

(ee)         To the extent that any Collateral consists of letter-of-credit rights, during the continuance of an Event of Default or from and after the Maturity Date, accelerated or otherwise, without regard to any cure period, the applicable Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Parties.

(ff)         To the extent that any Collateral is in the possession of any third party, during the continuance of an Event of Default or from and after the Maturity Date, accelerated or otherwise, without regard to any cure period, the applicable Debtor shall join with the Collateral Agent in notifying such third party of the Secured Parties’ security interest in such Collateral and shall use commercially reasonable efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Collateral Agent.

(gg)         If any Debtor shall at any time hold or acquire a commercial tort claim, during the continuance of an Event of Default or from and after the Maturity Date, accelerated or otherwise, without regard to any cure period, such Debtor shall promptly notify the Secured Parties in a writing signed by such Debtor of the particulars thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

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(hh)         Each Debtor shall promptly provide written notice to the Collateral Agent, during the continuance of an Event of Default or from and after the Maturity Date, accelerated or otherwise, without regard to any cure period, of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Collateral Agent an assignment of claims for such accounts and cooperate with the Collateral Agent in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

(ii)         The Company shall cause each subsidiary of the Company to promptly become a party hereto (an “Additional Debtor”), by executing and delivering an Additional Debtor Joinder substantially in the form of Annex A attached hereto and comply with the provisions hereof applicable to the Debtors. Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Disclosure Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Debtor shall also deliver such authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Collateral Agent may reasonably request. Upon delivery of the foregoing to the Collateral Agent, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder (other than representations and warranties that specifically refer to an earlier date), and all references herein to the “Debtors” shall be deemed to include each Additional Debtor.

(jj)         Each Debtor shall vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Notes.

(kk)         Each Debtor shall register the pledge of the applicable Pledged Securities on the books of such Debtor. Each Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Collateral Agent on the books of such issuer. Further, except with respect to certificated securities delivered to the Collateral Agent, the applicable Debtor shall deliver to Collateral Agent an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Collateral Agent during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of the Collateral Agent, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of the Collateral Agent regarding such Pledged Securities without the further consent of the applicable Debtor.

(ll)         In the event that, upon an occurrence of an Event of Default, Collateral Agent shall sell all or any of the Pledged Securities to another party or parties (herein called the “Transferee”) or shall purchase or retain all or any of the Pledged Securities, each Debtor shall, to the extent applicable: (i) deliver to Collateral Agent or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtors and their direct and indirect subsidiaries; (ii) use its commercially reasonable efforts to obtain resignations of the persons then serving as officers and directors of the Debtors and their direct and indirect subsidiaries, if so requested; and (iii) use its commercially reasonable efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Collateral Agent and allow the Transferee or Collateral Agent to continue the business of the Debtors and their direct and indirect subsidiaries.

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(mm)         Without limiting the generality of the other obligations of the Debtors hereunder, each Debtor shall (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Collateral Agent notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

(nn)         Each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be reasonably necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce Collateral Agent’s rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(oo)         Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. Schedule F lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks granted or issued to the Debtors have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtors have been duly recorded at the United States Copyright Office.

(pp)         Except as set forth on Schedule G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

5.           Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Collateral Agent’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

6.           Defaults. The following events shall be “Events of Default”:

(a)          The occurrence of an Event of Default (as defined in the Notes) under the Notes;

(b)          Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made and, in the reasonable judgment of the Collateral Agent, could result in a Material Adverse Effect on the Debtor or could have a material adverse effect on the Secured Parties;

(c)          The failure by any Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to such Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and such Debtor is using best efforts to cure same in a timely fashion; or

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(d)          If (i) any material provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor, seeking to establish the invalidity or unenforceability thereof, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.

7.           Duty to Hold In Trust.

(a)          During the continuance of an Event of Default, each Debtor shall, subject to Permitted Liens, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Collateral Agent for distribution to the Secured Parties, pro-rata in proportion to their respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations (and if any Note is not outstanding, pro-rata in proportion to the initial purchases of the remaining Notes).

(b)          If any Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), such Debtor agrees to (i) hold the same in trust on behalf of and for the benefit of the Secured Parties; and (ii) to deliver any and all certificates or instruments evidencing the same to Collateral Agent on or before the close of business on the fifth Business Day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by Collateral Agent subject to the terms of this Agreement as Collateral.

8.           Rights and Remedies Upon Default.

(a)          After the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Collateral Agent shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Collateral Agent, for the benefit of the Secured Parties, shall have the following rights and powers:

(i)          The Collateral Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, so long as the same can be accomplished without breach of the peace and otherwise in compliance with applicable law, and each Debtor shall assemble the Collateral and make it available to the Collateral Agent at the Debtor’s premises or its current physical location, and make available to the Collateral Agent, without rent, all of such Debtor’s respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

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(ii)         Upon notice to the Debtors by Collateral Agent, all rights of each Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Collateral Agent shall have the right to receive, for the benefit of the Secured Parties, any interest, cash dividends or other payments on the Collateral and, at the option of Collateral Agent, to exercise in such Collateral Agent’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Collateral Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

(iii)        The Collateral Agent shall have the right to seek an Order from a court appointing a Trustee to operate the business of each Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as are commercially reasonable and in compliance with Applicable Law. Upon each such sale, lease, assignment or other transfer or disposition of Collateral, the Collateral Agent, for the benefit of the Secured Parties, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

(iv)        The Collateral Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Collateral Agent, on behalf of the Secured Parties, and to enforce the Debtors’ rights against such account debtors and obligors.

(v)         The Collateral Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Collateral Agent, on behalf of the Secured Parties, or its designee.

(vi)        The Collateral Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Collateral Agent or any purchaser of any Collateral.

(b)          The Collateral Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Collateral Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Collateral Agent sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser. In addition, each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)          If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, fifteen (15) business days prior written notice (which Debtor agree is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtor of the time and place of any sale of Collateral. The rights granted in this Section are in addition to any and all rights available to Collateral Agent under the Uniform Commercial Code.

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9.          Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, if any, to the reasonable attorneys’ fees and expenses incurred by the Collateral Agent in enforcing the Secured Parties’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Notes at the time of any such determination), and then to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

10.         Securities Law Provision. Each Debtor recognizes that Collateral Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may reasonably be obliged to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Collateral Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Each Debtor shall cooperate with Collateral Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Collateral Agent) applicable to the sale of the Pledged Securities by Collateral Agent.

11.         Costs and Expenses. Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Collateral Agent. The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Collateral Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein. The Debtors will also, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent, for the benefit of the Secured Parties, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate if not paid when due.

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12.         Responsibility for Collateral. The Debtors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Collateral Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) each Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Debtor thereunder. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or any Secured Party may be entitled at any time or times.

13.         Security Interests Absolute. All rights of the Secured Parties and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or non-perfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, each Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any Obligations secured hereby.

14.         Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and or irrevocably converted to the Debtor’s equity pursuant to the terms of the Transaction Documents and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtors contained in this Agreement (including, without limitation, Annex B hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

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15.         Power of Attorney; Further Assurances.

(a)          Each Debtor authorizes the Collateral Agent, and does hereby make, constitute and appoint the Collateral Agent and its officers, agents, successors or assigns with full power of substitution, as such Debtor’s true and lawful attorney-in-fact, with power, in the name of the Collateral Agent or such Debtor, after the occurrence and during the continuance of an Event of Default, (i) to endorse any note, checks, drafts, money orders or other instruments of payment (including, without limitation, payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Collateral Agent, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Notes all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b)          On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Collateral Agent, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Collateral Agent the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c)          Each Debtor hereby irrevocably appoints the Collateral Agent as such Debtor’s attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of such Debtor, from time to time in the Collateral Agent’s discretion, to take any action permitted under this Agreement and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Collateral Agent. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

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16.         Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a reputable overnight courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours), (ii) on the first Business Day following the date deposited with an overnight courier service with charges prepaid, or (iii) on the fifth Business Day following the date of mailing pursuant to subpart (b) above, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

To Debtor, to:	Vuzix Corporation
2166 Brighton Henrietta Townline Road
Rochester, NY 14623
Fax: 585-359-7562

With a copy by fax only to
(which shall not constitute notice):	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: Greg Sichenzia, Esq.
Fax: (212) 930-9725

To the Collateral Agent:	AIGH Investment Partners, L.P.
6006 Berkeley Avenue
Baltimore, MD 21209
Attn: Orin Hirschman
Fax: (443) 817-0790

If to Debtor or Collateral Agent,
with a copy by telecopier only to:	Grushko & Mittman, P.C.
515 Rockaway Avenue
Valley Stream, New York 11581
Fax: (212) 697-3575

17.         Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Collateral Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

18.         Appointment of Collateral Agent. The Secured Parties hereby appoint AIGH Investment Partners, L.P. to act as their agent (“Collateral Agent”) for purposes of exercising any and all rights and remedies of the Secured Parties hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Collateral Agent. The Collateral Agent shall have the rights, responsibilities and immunities set forth in Annex B hereto.

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19.         Miscellaneous.

(a)          No course of dealing between the Debtors and the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)          All of the rights and remedies of the Collateral Agent with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)          This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtors and Collateral Agent or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d)          If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e)          No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)          This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Debtors may not assign this Agreement or any rights or obligations hereunder without the prior written consent of a Majority in Interest (other than by merger). Any Secured Party may assign any or all of its rights under this Agreement to any Person to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Parties.”

(g)          Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

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(h)          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(i)          This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

(j)          All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Parties hereunder.

(k)          Each Debtor shall indemnify, reimburse and hold harmless the Collateral Agent and the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Notes, the Securities Purchase Agreement (as such term is defined in the Notes) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(l)          Nothing in this Agreement shall be construed to subject Collateral Agent or any Secured Party to liability as a partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Collateral Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any such Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

19

(m)          To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

[SIGNATURE PAGES FOLLOW]

20

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

VUZIX CORPORATION

By:	/s/ Grant Russell
Name: Grant Russell
Title: Chief Financial Officer

COLLATERAL AGENT

AIGH INVESTMENT PARTNERS, L.P.

By:
Name:
Title:

21

OMNIBUS SECURED PARTY SIGNATURE PAGE TO
VUZIX CORPORATION
SECURITY AGREEMENT

The undersigned, in its capacity as a Secured Party, hereby executes and delivers the Security Agreement to which this signature page is attached and agrees to be bound by the Security Agreement on the date set forth on the first page of the Security Agreement. This counterpart signature page, together with all counterparts of the Security Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Security Agreement.

[Print Name of Investor]

[Signature]

Name:

Title:

Address:

Fax No.:

Email:

Taxpayer ID# (if applicable):

22

SCHEDULE A

Principal Place of Business of Debtor:

2166 Brighton Henrietta Townline Road

Suite B

Rochester, New York, 14623

Locations Where Collateral is Located or Stored:

2166 Brighton Henrietta Townline Road

Suite B

Rochester, New York, 14623

All other locations are third party contractor manufacturers or fulfillment center

23

SCHEDULE B

	Amount as of April 30, 2014
Name	Principal	Accrued Interest	Total	Monthly Payment

Vicente Gavieres	$38,470.89	$1,091.86	$39,562.75	$5,297.16
William Lee	$29,345.94	$803.20	$30,149.14	$4,036.74
Laura Russell	$60,349.58	$1,652.28	$62,001.86	$8,301.59
Craig Travers	$23,412.98	$640.91	$24,053.89	$3,220.63
Paul Travers	$49,938.73	$1,366.81	$51,305.54	$6,869.43
Paul Travers (Bank of America)			$-	Paid Off April 28, 2014
On-Deck Capital (Paul Travers)			$23,007.18	$396.89 daily
Chase Bank (Paul Travers)			$55,000.00	Revolving
Kopin Corporation	$90,833	-	$90.833	Revolving $100,000 trade payable line, currently due
John Burtis	$73,485.01	$20,000.49	$93,485.50	$4,109.00
Nokia Corporation	$190,942.77	$-	$190,942.77	Semi-annual 33,000 Euros

Permitted Liens:

NOTES PAYABLE (Secured):

1)	Paul Travers – notes payable *
2)	William Lee – notes payable *
3)	Laura Russell – notes payable *
4)	Craig Travers – note payable *
5)	Vincent Gavieres – notes payable *
6)	John Burtis – notes payable *
7)	Capital leases – see table below with approximate balances as of April 30, 2014
8)	On-Deck Capital – also guaranteed by Vuzix’ President, Paul Travers. Will be paid out by early August 2014 based on their daily payment withdrawals.

* Executed Subordination Agreement

NOTES PAYABLE (Unsecured):

9)	Nokia Finland – note payable for Waveguide R&D and RIBE equipment (unsecured).
10)	Chase Bank - $112,500 line of credit, unsecured but guaranteed by Company and Vuzix’ President and CEO, Paul Travers.
11)	Kopin Corporation – unsecured trade payable line. Maximum permitted is $100,000 and currently owed is $90,833.

CAPITAL LEASES:

Lessor	Address	Account #	Lease Date	Original Balance	Current Balance – April 30, 2013	Asset Leased
Financial Pacific (Wells Fargo)	3455 S. 344th Way Federal Way, WA 98001	001-0455669-303	Oct-12	$53,340.00	$29,273.32	R & D Equipment

Payments are $2,049.40 per month

24

SCHEDULE C (page 16)

Jurisdictions

Delaware.

Vuzix (Europe) Limited – Company Number 6561455

-	registered to do business in Oxford, UK
-	Office address at:
o	John's House, 5 South Parade
o	Summertown, Oxford, OX2 7JL, UK

Vuzix Corporation - Japan branch:

Shima Alasaka Bldg, 4-101 Akasaka, Minato-ku

Tokyo, Japan

25

SCHEDULE D

Legal Names and Organizational Identification Numbers

Vuzix Corporation.

Organized and existing under the laws of the State of Delaware.

Federal Taxpayer Identification Number – 043392453. ..

Delaware File Number - 2797044.

Vuzix (Europe) Limited – United Kingdom with ID# 6561455

Vuzix Finland Oy, - Finland with ID# 246211-76190-00027 - this subsidiary was wound up on November 2013.

26

SCHEDULE E

Names; Mergers and Acquisitions

•	None other than “Vuzix”.
•	Former defense division often was known as the “Tactical Display Group” was sold on June 15, 2012.
•	Prior to September 2007, was known as Vicuity Corporation.
•	There have been no Mergers with or Acquisitions of other entities.
•	S-1 July 31, 2013 disclosure:
o	We were incorporated in Delaware in 1997 as VR Acquisition Corp. In 1997, we acquired substantially all of the assets of Forte Technologies, Inc. (Forte), which was engaged in the manufacture and sale of Virtual Reality headsets and the development of related technologies. Forte was originally owned and controlled by Kopin, our main current microdisplay supplier. Most of the technologies developed by Forte are now owned and used by us.
o
o	In 1997, we changed our name to Kaotech Corporation. In 1998, we changed our name to Interactive Imaging Systems, Inc. In 2004, we changed our name to Vicuity Corporation and then to Icuiti Corporation. In 2007, we changed to our current name, Vuzix Corporation. None of these name changes were the result of a change in our ownership control.

27

SCHEDULE F

Intellectual Property

VUZIX ISSUED PATENTS

April 30, 2014

Country	Matter #	Type	Filed	Application #	Issued	Patent #
United States	85941.000030	CIP	3/13/2002	10/096,726	3/22/2005	6,870,532
United States	85941.000192	FCA	11/9/2007	11/938,038	3/20/2012	8,139,103
United States	85941.000214	FCA	4/2/2008	12/061,390	9/6/2011	8,014,050
United States	85941.000233	NEW	4/3/2009	12/418,318	11/15/2011	8,059,342
United States	85941.000017	NEW	12/30/1994	08/366,967	10/28/1997	5,682,172
United States	85941.000003	DIV	8/11/1997	08/909,221	11/21/2000	6,150,998
United States	85941.000261	NEW	9/22/2010	12/887,572	2/19/2013	8,376,548
United States	85941.000104	NEW	9/8/2006	29/248,869	4/15/2008	D566,744
CANADA	85941.000129	CEQ	3/8/2007	119784	9/25/2008	119784
CHINA	85941.000130	CEQ	3/8/2007	200730006385.3	5/6/2009	ZL200730006385.3
European Union	85941.000128	CEQ	3/8/2007	000694435	3/8/2007	000694435-0001
JAPAN	85941.000127	CEQ	3/8/2007	2007-6053	9/7/2007	1312096
United States	85941.000126	NEW	4/3/2007	29/278,600	10/21/2008	D579,014
CANADA	85941.000187	CEQ	10/3/2007	122544	6/22/2009	122544
JAPAN	85941.000186	CEQ	10/3/2007	2007-027037	6/13/2008	1335703
RUSSIA	85941.000189	CEQ	10/3/2007	2007503436	10/16/2008	68119
CHINA	85941.000188	CEQ	10/8/2007	200730323719.X	4/29/2009	ZL200730323719.X
United States	85941.000225	NEW	4/11/2008	29/306,590	4/28/2009	D591,326
United States	85941.000234	NEW	1/7/2009	29/330,455	8/17/2010	D621,805
United States	85941.000244	NEW	11/13/2009	12/618,456	3/8/2011	7,901,072
United States	85941.000154	NEW	5/13/1997	08/856,022	10/26/1999	5,973,727
JAPAN	85941.000232	CEQ	5/12/1998	129,295/1998	9/5/2008	4181660
CHINA	85941.000227	CEQ	5/13/1998	98109836.3	1/12/2005	ZL98109836.3
United States	85941.000155	CON	7/16/1999	09/354,968	1/30/2001	6,181,367
United States	85941.000047	NEW	1/7/2004	29/196,880	12/20/2005	D513,031
European Union	85941.000055	CEQ	6/17/2004	000191630	6/17/2004	000191630-0001
JAPAN	85941.000056	CEQ	7/6/2004	2004-020331	3/4/2005	1236623
CHINA	85941.000082	CEQ	5/30/2005	200530016861.0	10/11/2006	ZL200530016861.0
European Union	85941.000080	CEQ	5/30/2005	000347174	5/30/2005	000347174-0001
JAPAN	85941.000081	CEQ	5/30/2005	2005-015437	8/18/2006	1282816
JAPAN	85941.000086	CEQ	5/30/2005	2005-015438	8/18/2006	1283096
United States	85941.000088	CON	10/13/2005	29/240,442	12/4/2007	D556,815
United States	085941.000064	CEQ

28

VUZIX PENDING PATENT APPLICATIONS

April 30, 2014

Country	Matter #	Type	Filed	Application #
United States	85941.000269	CON	8/1/2011	13/195,539
United States	85941.000103	NEW	9/7/2006	11/470,985
United States	85941.000278	FCA	11/17/2012	13/680,036
United States	85941.000239	NEW	12/4/2009	12/631,083
WIPO	85941.000276	CEQ	8/29/2012	PCT/US12/52947
United States	85941.000270	NEW	8/23/2011	13/216,045
WIPO	85941.000277	CEQ	8/21/2012	PCT/US12/51716
United States	85941.000111	NEW	1/24/2007	11/626,690
JAPAN	85941.000242	DCA	11/9/2007	2009-547233
United States	85941.000205	FCA	10/15/2008	12/251,878
United States	85941.000273	FCA	9/13/2011	13/231,628
United States	85941.000279	NEW	1/4/2013	61/749,236
United States	85941.000280	NEW			Video Eyewear Device A
United States	85941.000282	NEW			(EP) Video Eyewear Device
United States	85941.000284	NEW			(NN) Video Eyewear Device
United States	85941.000286	NEW			(KR) VUZIX
United States	85941.000287	NEW			Interactive Wearable and Portable
United States	85941.000288	NEW			Interactive Wearable and Portable
United States	85941.000289	NEW			(EP) Video Eyewear Device
United States	85941.000290	NEW			(CN) Dynamic Apertured Waveguide
United States	85941.000291	NEW			(EP) Dynamic Apertured Waveguide
United States	85941.000292	NEW			(EP) Controllable Waveguide
United States	85941.000293	NEW			(CN) Controllable Waveguide
United States	85941.000294	NEW			(US) Controllable Waveguide

29

SCHEDULE F

Intellectual Property

VUZIX TRADEMARKS

February 20, 2013

Trademark Report by Mark	Printed: 11/20/2012	Page 1

Status:     ACTIVE

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	All Actions Due (Original)
3D ZONE
CANADA	85941.000211	2/28/2008	1,386,229			PENDING	42
	2/2/2013	STATUS CHECK
CHINA	85941.000209	2/29/2008	6571511			PENDING	42
	12/12/2012	STATUS CHECK
EUROPE	85941.000208	2/29/2008	6713028	1/29/2009	006713028	REGISTERED	09,35,41
	2/28/2018	RENEWAL
JAPAN	85941.000210	3/17/2008	2008-15186	4/17/2009	5223916	REGISTERED	09
	4/17/2019	RENEWAL
RUSSIA	85941.000212	2/29/2008	2008705858	8/18/2010	416370	REGISTERED	42
	2/28/2018	RENEWAL
United States	85941.000161	8/29/2007	77/267,078	7/10/2012	4,171,909	REGISTERED	35
	7/10/2018	AFFIDAVIT OF USE
	7/10/2022	AFFIDAVIT W/RENEWAL
ACCUTILT
CANADA	85941.000124	3/5/2007	1,338,495	11/21/2008	TMA729,137	REGISTERED	09
	11/21/2023	RENEWAL
CHINA	85941.000121	3/7/2007	5934594	12/14/2009	5934594	REGISTERED	09
	12/14/2019	RENEWAL
EUROPEAN UNION	85941.000123	3/5/2007	5734058	2/19/2008	005734058	REGISTERED	09
	3/5/2017	RENEWAL
JAPAN	85941.000122	3/8/2007	2007-20040	9/28/2007	5080732	REGISTERED	09
	9/28/2017	RENEWAL
RUSSIA	85941.000120	3/2/2007	2007705793	6/4/2008	351842	REGISTERED	09
	3/2/2017	RENEWAL
United States	85941.000101	9/11/2006	78/971,347	2/19/2008	3,385,610	REGISTERED	09
	2/19/2014	AFFIDAVIT OF USE
	2/19/2018	AFFIDAVIT W/RENEWAL

30

BLADE
CANADA	85941.000253	12/18/2009	1,464,603	PENDING	n/a
	12/18/2012	DECLARATION OF USE
	12/18/2012	REGISTRATION FEE
EUROPE	85941.000252	12/21/2009	8773012	6/15/2010	008773012	REGISTERED	09
	12/21/2019	RENEWAL
JAPAN	85941.000255	12/22/2009	2009-96902	5/27/2011	5415094	REGISTERED	09
	5/27/2021	RENEWAL
EYETONOMY
EUROPE	85941.000216	4/29/2008	6874655	5/20/2009	006874655	REGISTERED	09,10
	4/29/2018	RENEWAL
IWEAR
CANADA	85941.000096	7/14/2006	1,310,421	11/27/2008	TMA729,667	REGISTERED	09
	11/27/2023	RENEWAL
CHINA	85941.000097	7/26/2006	5502224	7/7/2009	5502224	REGISTERED	09
	7/7/2019	RENEWAL
EUROPEAN UNION	85941.000098	7/20/2006	5211867	6/14/2007	005211867	REGISTERED	09
	7/20/2016	RENEWAL
JAPAN	85941.000099	7/14/2006	2006-66181	12/7/2007	5096931	REGISTERED	09
	12/7/2017	RENEWAL
RUSSIA	85941.000100	7/14/2006	2006719672	10/8/2007	335327	REGISTERED	09
	7/14/2016	RENEWAL
United States	85941.000095	1/26/2006	78/799,965	5/22/2007	3,245,574	REGISTERED	09
	5/22/2013	AFFIDAVIT OF USE
	5/22/2017	AFFIDAVIT W/RENEWAL
SIGHTMATE
CANADA	85941.000220	4/22/2008	1,393,294	1/5/2010	TMA756,420	REGISTERED	N/A
	1/5/2025	RENEWAL
CHINA	85941.000223	4/25/2008	6683297	PENDING	09
	12/6/2012	STATUS CHECK
EUROPE	85941.000221	4/28/2008	6873046	6/5/2009	006873046	REGISTERED	09
	4/28/2018	RENEWAL
RUSSIA	85941.000224	4/23/2008	2008712725	3/25/2009	375565	REGISTERED	09
	4/23/2018	RENEWAL
United States	85941.000202	3/5/2008	77/414,144	3/23/2010	3,763,926	REGISTERED	09
	3/23/2016	AFFIDAVIT OF USE
	3/23/2020	AFFIDAVIT W/RENEWAL
SWOOSH DESIGN
CANADA	85941.000178	1/15/2008	1,380,099	12/18/2009	TMA755,704	REGISTERED	n/a
	12/18/2024	RENEWAL
CHINA	85941.000176	1/4/2008	6493110	7/7/2010	6493110	REGISTERED	09
	7/7/2020	RENEWAL

31

EUROPE	85941.000175	11/2/2007	6356951	10/23/2008	006356951	REGISTERED	09
	11/2/2017	RENEWAL
JAPAN	85941.000177	11/27/2007	2007-118665	2/20/2009	5206237	REGISTERED	09
	2/20/2019	RENEWAL
RUSSIA	85941.000179	11/21/2007	2007736282	12/1/2008	366056	REGISTERED	09
	11/21/2017	RENEWAL
United States	85941.000158	7/16/2007	77/230,098	10/7/2008	3,513,644	REGISTERED	09
	10/7/2014	AFFIDAVIT OF USE
	10/7/2018	AFFIDAVIT W/RENEWAL
THE NEW VIRTUAL REALITY
EUROPE	85941.000193	11/19/2007	6447973	10/23/2008	006447973	REGISTERED	09
	11/19/2017	RENEWAL
United States	85941.000145	5/17/2007	77/184,057	9/23/2008	3,506,062	REGISTERED	09
	9/23/2014	AFFIDAVIT OF USE
	9/23/2018	AFFIDAVIT W/RENEWAL
THE WAY IN
UNITED STATES	85941.000054	12/18/1995	75/033,452	3/17/1998	2,145,089	REGISTERED	9
	3/17/2018	AFFIDAVIT W/RENEWAL
VIDEO EYEWEAR
JAPAN	85941.000079	6/6/2005	2005-50148	3/3/2006	4933504	REGISTERED	09
	3/3/2016	RENEWAL
VIDWEAR
EUROPEAN UNION	85941.000093	12/21/2005	4797445	1/22/2007	004797445	REGISTERED	09
	12/21/2015	RENEWAL
VIEW THE FUTURE
CANADA	85941.000168	2/22/2008	1,385,408	12/14/2010	TMA784,408	REGISTERED	n/a
	12/14/2025	RENEWAL
CHINA	85941.000166	1/4/2008	6493111	4/7/2010	6493111	REGISTERED	09
	4/6/2020	RENEWAL
EUROPE	85941.000165	11/2/2007	6355879	12/3/2008	006355879	REGISTERED	09
	11/2/2017	RENEWAL
JAPAN	85941.000167	11/27/2007	2007-118667	2/20/2009	5206239	REGISTERED	09
	2/20/2019	RENEWAL
RUSSIA	85941.000169	11/21/2007	2007736281	2/2/2009	370978	REGISTERED	09
	11/21/2017	RENEWAL
United States	85941.000162	8/24/2007	77/263,333	6/16/2009	3,640,396	REGISTERED	09
	6/16/2015	AFFIDAVIT OF USE
	6/16/2019	AFFIDAVIT W/RENEWAL
VUZIX
CANADA	85941.000173	1/15/2008	1,380,130	2/2/2010	TMA758,617	REGISTERED	n/a
	2/2/2025	RENEWAL

32

CHINA	85941.000171	1/4/2008	6493114	4/21/2010	6493114	REGISTERED	09
	4/20/2020	RENEWAL
EUROPE	85941.000170	11/2/2007	6355002	10/23/2008	006355002	REGISTERED	09
	11/2/2017	RENEWAL
JAPAN	85941.000172	11/27/2007	2007-118666	2/20/2009	5206238	REGISTERED	09
	2/20/2019	RENEWAL
RUSSIA	85941.000174	11/21/2007	2007736280	12/25/2008	368567	REGISTERED	09
	11/21/2017	RENEWAL
United States	85941.000159	7/16/2007	77/230,106	4/7/2009	3,603,362	REGISTERED	09
	4/7/2015	AFFIDAVIT OF USE
	4/7/2019	AFFIDAVIT W/RENEWAL
WRAP
CHINA	85941.000250	12/23/2009	7937724	5/28/2011	7937724	REGISTERED	09
	5/28/2021	RENEWAL
EUROPE	85941.000248	12/21/2009	8773475	6/15/2010	008773475	REGISTERED	09
	12/21/2019	RENEWAL
United States	85941.000236	6/23/2009	77/766,237	1/18/2011	3,908,752	REGISTERED	09
	1/18/2017	AFFIDAVIT OF USE
	1/18/2021	AFFIDAVIT W/RENEWAL

33

VUZIX COPYRIGHTS

Although we don’t file Copyrights on our work products, almost all written documents from Vuzix carry a copyright notice. Brochures, manuals, software, firmware etc.

GoDaddy Domains	TLD	ExpirationDate	Status	Privacy	Locked
3DIZONE.COM	.com	5/17/2014	Active	Public	Locked
3DWRAPZONE.COM	.com	5/17/2014	Active	Public	Locked
ARLEARNING.COM	.com	1/27/2015	Active	Public	Locked
ARZONEONLINE.COM	.com	7/20/2014	Active	Public	Locked
AV1440.COM	.com	2/21/2015	Active	Public	Locked
AV230XL.COM	.com	#########	Active	Public	Locked
BLADE1440.COM	.com	#########	Active	Public	Locked
BLADE310.COM	.com	#########	Active	Public	Locked
BLADE920.COM	.com	#########	Active	Public	Locked
FLYVR920.COM	.com	11/5/2014	Active	Public	Locked
FLYVUZIX.COM	.com	11/5/2014	Active	Public	Locked
GRANTRUSSELL.ME	.me	6/16/2016	Active	Public	Locked
HEADMOUNT.COM	.com	3/22/2015	Active	Public	Locked
I-WEAR.US	.us	#########	Active	Public	Locked
INTELLIGENTDISPLAYSYSTEMS.COM	.com	#########	Active	Public	Locked
IWEAR.BZ	.bz	#########	Active	Public	Locked
IWEAR3D.COM	.com	3/23/2015	Active	Public	Locked
IWEAR3DVIDEO.COM	.com	3/23/2015	Active	Public	Locked
IWEARAV1440.COM	.com	3/23/2015	Active	Public	Locked
IWEARAV230.COM	.com	3/23/2015	Active	Public	Locked
IWEARFORIPOD.COM	.com	3/23/2015	Active	Public	Locked
IWEARGLASS.COM	.com	3/23/2015	Active	Public	Locked
IWEARTECH.COM	.com	3/23/2015	Active	Public	Locked
IWEARVIDEO.COM	.com	3/23/2015	Active	Public	Locked
IWEARVIDEOGLASS.COM	.com	3/23/2015	Active	Public	Locked
IWEARVIDEOGLASSES.COM	.com	3/23/2015	Active	Public	Locked
IWEARVR.COM	.com	3/23/2015	Active	Public	Locked
IWEARVR920.COM	.com	3/23/2015	Active	Public	Locked
LV920.COM	.com	1/8/2015	Active	Public	Locked
MAGNAEYE.COM	.com	#########	Active	Public	Locked
PAULTRAVERS.ME	.me	6/16/2016	Active	Public	Locked
RAPTYR.COM	.com	#########	Active	Public	Locked
SIGHTMATE.COM	.com	2/24/2015	Active	Public	Locked
SMART-IWEAR.COM	.com	5/17/2014	Active	Public	Locked
SMARTIWEAR.COM	.com	5/17/2014	Active	Public	Locked

34

THE-3D-ZONE.COM	.com	5/17/2014	Active	Public	Locked
THE-3D-ZONE.INFO	.info	5/17/2014	Active	Public	Locked
THE-WRAP-ZONE.COM	.com	5/17/2014	Active	Public	Locked
VIEWINGTHEFUTURE.COM	.com	#########	Active	Public	Locked
VIEWSICKS.COM	.com	7/16/2014	Active	Public	Locked
VIEWSICS.COM	.com	7/16/2014	Active	Public	Locked
VIEWSIKS.COM	.com	7/16/2014	Active	Public	Locked
VIEWZICKS.COM	.com	7/16/2014	Active	Public	Locked
VIEWZICS.COM	.com	7/16/2014	Active	Public	Locked
VIEWZIKS.COM	.com	7/16/2014	Active	Public	Locked
VIEWZIX.COM	.com	7/16/2014	Active	Public	Locked
VIEWZIX.NET	.net	7/16/2014	Active	Public	Locked
VR1440.COM	.com	2/21/2015	Active	Public	Locked
VUMEDICAL.BIZ	.biz	#########	Active	Public	Locked
VUMEDICAL.US	.us	#########	Active	Public	Locked
VUSICKS.COM	.com	7/16/2014	Active	Public	Locked
VUSICS.COM	.com	7/16/2014	Active	Public	Locked
VUSIKS.COM	.com	7/16/2014	Active	Public	Locked
VUZICKS.COM	.com	7/16/2014	Active	Public	Locked
VUZICS.COM	.com	7/16/2014	Active	Public	Locked
VUZIKS.COM	.com	7/16/2014	Active	Public	Locked
VUZIX.CA	.ca	#########	Active	Public	Locked
VUZIX.CO.UK	.co.uk	8/16/2015	Active	Public	Locked
VUZIX.COM	.com	6/28/2019	Active	Private	Locked
VUZIX.COM.TW	.com.tw	#########	Active	Public	Locked
VUZIX.DE	.de	#########	Active	Public	Locked
VUZIX.TW	.tw	#########	Active	Public	Locked
VUZIX.US	.us	8/15/2015	Active	Public	Locked
VUZIX.WS	.ws	8/16/2015	Active	Public	Locked
VUZIX3D.COM	.com	6/11/2015	Active	Public	Locked
VUZIX3DZONE.COM	.com	5/17/2014	Active	Public	Locked
VUZIXEYE.COM	.com	#########	Active	Public	Locked
VUZIXIMAG.COM	.com	#########	Active	Public	Locked
VUZIXION.COM	.com	#########	Active	Public	Locked
VUZIXIWEAR.COM	.com	#########	Active	Public	Locked
VUZIXLOWVISION.COM	.com	#########	Active	Public	Locked
VUZIXMAG.COM	.com	#########	Active	Public	Locked
VUZIXMAGNAEYE.COM	.com	#########	Active	Public	Locked
VUZIXSMARTGLASS.COM	.com	#########	Active	Public	Locked
VUZIXSMARTGLASSES.COM	.com	#########	Active	Public	Locked
VUZIXTECH.COM	.com	#########	Active	Public	Locked
VUZIXVISION.COM	.com	#########	Active	Public	Locked
VUZIXVR.COM	.com	#########	Active	Public	Locked

35

VUZIXWEAR.COM	.com	#########	Active	Public	Locked
VUZIXWORLD.COM	.com	#########	Active	Public	Locked
VUZIXWRAP.COM	.com	#########	Active	Public	Locked
VUZIXWRAP920AV.COM	.com	#########	Active	Public	Locked
VUZIXWRAP920VR.COM	.com	#########	Active	Public	Locked
VUZIXWRAPIWEAR.COM	.com	#########	Active	Public	Locked
VUZIXZONE.COM	.com	6/14/2014	Active	Public	Locked
VUZVISION.COM	.com	#########	Active	Public	Locked
VZXV.BIZ	.biz	8/30/2015	Active	Public	Locked
VZXV.INFO	.info	8/31/2015	Active	Public	Locked
VZXV.NET	.net	8/31/2015	Active	Public	Locked
VZXV.ORG	.org	8/31/2015	Active	Public	Locked
WRAP-ZONE.COM	.com	5/17/2014	Active	Public	Locked
WRAP1440AV.COM	.com	#########	Active	Public	Locked
WRAP1440VR.COM	.com	#########	Active	Public	Locked
WRAP230.COM	.com	#########	Active	Public	Locked
WRAP280.COM	.com	#########	Active	Public	Locked
WRAP310.COM	.com	#########	Active	Public	Locked
WRAP920.COM	.com	#########	Active	Public	Locked
WRAP920AR.COM	.com	#########	Active	Public	Locked
WRAP920AV.COM	.com	#########	Active	Public	Locked
WRAP920MR.COM	.com	#########	Active	Public	Locked
WRAP920VR.COM	.com	#########	Active	Public	Locked
WRAPVIDEOEYEWEAR.COM	.com	#########	Active	Public	Locked
XVUZIX.COM	.com	19-Jul

Network Solutions Domains
iwear.tv		#########	Active	Public	Unlocked
iwear.com		5/10/2018	Active	Public	Unlocked
vr920.com		#########	Active	Public	Unlocked
vuzix.us.com		#########	Active	Public	Unlocked

36

SCHEDULE F

Intellectual Property

VUZIX MATERIAL LICENSES

May 1, 2014

1)	Nokia Corporations EPE waveguide optics technology (Attached - Nokia Signed License Agreement.PDF)

SCHEDULE G

Account Debtors

Account Debtors on any Collateral under governmental authority covered by Federal Assignment of Claims Act.

N/A - None

37

SCHEDULE H

Pledged Securities

100% Vuzix (Europe) Limited

38

ANNEX A

to

SECURITY

AGREEMENT

FORM OF ADDITIONAL DEBTOR JOINDER

Security Agreement dated as of May __, 2014 made by

Vuzix Corporation

and its Subsidiaries party thereto from time to time, as Debtors to and in favor of

the Secured Parties identified therein (the “Security Agreement”)

Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

The undersigned hereby agrees that upon delivery of this Additional Debtor Joiner to the Secured Parties referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder (except to the extent such representation or warranty specifically refers to an earlier date). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTIES A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

Attached hereto is an original Subsidiary Guaranty executed by the undersigned and delivered herewith.

An executed copy of this Additional Debtor Joinder shall be delivered to the Secured Parties, and the Secured Parties may rely on the matters set forth herein on or after the date hereof. This Additional Debtor Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Parties.

39

IN WITNESS WHEREOF, the undersigned has caused this Joiner to be executed in the name and on behalf of the undersigned.

[Name of Additional Debtor]

By:

Name:
Title:

Address:

Dated:

40

FORM OF SUBSIDIARY GUARANTY

1.	Identification.

This Guaranty (the “Guaranty”), dated as of [June 3, 2014], is entered into by [Subsidiary], a [Country] corporation (“Guarantor”), for the benefit of the Collateral Agent identified below and the parties identified on Schedule A hereto (each a “Lender” and collectively, the “Lenders”).

2.	Recitals.

2.1           Guarantor is a direct or indirect subsidiary of Vuzix Corporation, a Delaware corporation (“Parent”). The Lenders have made and/or are making loans to Parent (the “Loans”). Guarantor will obtain substantial benefit from the proceeds of the Loans.

2.2           The Loans are and will be evidenced by certain Secured Convertible Promissory Notes (collectively, “Note” or the “Notes”) issued by Parent on, about or after the date of this Guaranty pursuant to those certain Securities Purchase Agreements dated at or about the date hereof (“Securities Purchase Agreements”). The Notes issued on the Closing Date are further described on Schedule A hereto and were and or will be executed by Parent as “Borrower” for the benefit of each Lender as the “Holder” thereof.

2.3           In consideration of the Loans made and to be made by Lenders to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Notes (collectively, the “Obligations”), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Guaranty.

2.4           The Lenders have appointed AIGH Investment Partners, L.P. as Collateral Agent pursuant to that certain Security Agreement dated at or about the date of this Agreement (“Security Agreement”), among the Lenders and Collateral Agent.

2.5           Upper case terms employed but not defined herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Securities Purchase Agreement).

3.	Guaranty.

3.1           Guaranty. Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally with any other guarantor of the Obligations, the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of Parent, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise arising under the Notes, Security Agreement, or any other Transaction Document (as defined in the Securities Purchase Agreement) (such obligations, to the extent not paid by Parent being the “Guaranteed Obligations” and included in the definition of Obligations), and agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel fees and expenses) incurred by Collateral Agent and the Lenders in enforcing any rights under the Guaranty set forth herein. Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Parent to Collateral Agent and the Lenders, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or reorganization involving Parent.

41

3.2           Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Collateral Agent or the Lenders with respect thereto. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such obligations, irrespective of whether any action is brought against Parent or any other guarantor or whether Parent or any other guarantor is joined in any such action or actions. The liability of Guarantor under this Guaranty constitutes a primary obligation, and not a contract of surety, and to the extent permitted by law, shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)          any lack of validity of the Notes or any agreement or instrument relating thereto;

(b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Notes, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Parent or otherwise;

(c)          any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)          any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of Parent; or

(e)          any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Collateral Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, Parent or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Collateral Agent, the Lenders or any other entity upon the insolvency, bankruptcy or reorganization of the Parent or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

3.3           Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Collateral Agent or the Lenders exhaust any right or take any action against any Borrower or any other person or entity or any Collateral. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3.3 is knowingly made in contemplation of such benefits. Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

42

3.4           Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash or other payment in full of the Guaranteed Obligations , (b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Guaranty (including, without limitation, all or any portion of its Notes owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Collateral Agent or Lender herein or otherwise.

3.5           Subrogation. Guarantor will not exercise any rights that it may now or hereafter acquire against the Collateral Agent or any Lender or other guarantor (if any) that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Collateral Agent or any Lender or other guarantor (if any), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full.

3.6           Maximum Obligations. Notwithstanding any provision herein contained to the contrary, Guarantor’s liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Lenders from Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

4.	Miscellaneous.

4.1           Expenses. Guarantor shall pay to the Lenders, on demand, the amount of any and all reasonable expenses, including, without limitation, reasonable attorneys’ fees, reasonable legal expenses and reasonable brokers’ fees, which the Lenders may incur in connection with exercise or enforcement of any the rights, remedies or powers of the Lenders hereunder or with respect to any or all of the Obligations.

4.2           Waivers, Amendment and Remedies. No course of dealing by the Lenders and no failure by the Lenders to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lenders. No amendment, modification or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Guarantor and the Majority in Interest (as such term is defined in the Security Agreement) or Lenders against whom such amendment, modification or waiver is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lenders, not only hereunder, but also under any other Transaction Documents and under applicable law are cumulative, and may be exercised by the Lenders from time to time in such order as the Lenders may elect.

4.3           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a reputable overnight courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below if delivered on a Business Day during normal business hours, or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours), (ii) on the first Business Day following the date deposited with an overnight courier service with charges prepaid, or (iii) on the fifth Business Day following the date of mailing pursuant to subpart (b) above, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

43

To Guarantor, to:	Vuzix Corporation
2166 Brighton Henrietta Townline Road
Rochester, NY 14623
Fax: 585-359-7562

With a copy by fax only to
(which shall not constitute notice):	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: Greg Sichenzia, Esq.
Fax: (212) 930-9725

To the Collateral Agent:	AIGH Investment Partners, L.P.
6006 Berkeley Avenue
Baltimore, MD 21209
Attn: Orin Hirschman
Fax: (443) 817-0790

To Lenders:	To the addresses and telecopier numbers set forth on Schedule A

If to Guarantor, Lender or
Collateral Agent, with a copy by telecopier only to:

Grushko & Mittman, P.C.
515 Rockaway Avenue
Valley Stream, New York 11581
Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

4.4           Term; Binding Effect. This Guaranty shall (a) remain in full force and effect until payment and satisfaction in full of all of the Guaranteed Obligations either through irrevocable payment by the Debtors or by irrevocable conversion into the Debtor’s equity pursuant to the terms of the Transaction Documents; (b) be binding upon Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Lenders and their respective successors and assigns. All the rights and benefits granted by Guarantor to the Collateral Agent and Lenders hereunder and other agreements and documents delivered in connection therewith are deemed granted to both the Collateral Agent and Lenders. Upon the payment in full of the Guaranteed Obligations, (i) this Guaranty shall terminate and (ii) the Lenders will, upon Guarantor’s request and at Guarantor’s expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

44

4.5           Captions. The captions of Paragraphs, Articles and Sections in this Guaranty have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

4.6           Governing Law; Venue; Severability. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law. Any legal action or proceeding against Guarantor with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Guaranty, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect. This Guaranty shall be deemed an unconditional obligation of Guarantor for the payment of money and, without limitation to any other remedies of Lenders, may be enforced against Guarantor by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Lenders and Guarantor are parties or which Guarantor delivered to Lenders, which may be convenient or necessary to determine Lenders’ rights hereunder or Guarantor’s obligations to Lenders are deemed a part of this Guaranty, whether or not such other document or agreement was delivered together herewith or was executed apart from this Guaranty. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Guarantor irrevocably appoints Parent its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Guarantor with the same force and validity as if served upon Guarantor.

4.7           Satisfaction of Obligations. For all purposes of this Guaranty, the payment in full of the Obligations shall be conclusively deemed to have occurred when the Obligations have been paid pursuant to the terms of the Notes and the Securities Purchase Agreements.

4.8           Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

[THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

45

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

“GUARANTOR”

By:

Its: President

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

46

SCHEDULE A TO GUARANTY

47

ANNEX B

to

SECURITY

AGREEMENT

THE COLLATERAL AGENT

1. Appointment. The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Security Agreement to which this Annex B is attached (the “Agreement”), by their acceptance of the benefits of the Agreement, hereby designate AIGH Investment Partners, L.P. (“Collateral Agent”) as the Collateral Agent to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Collateral Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the Notes) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Collateral Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of any Debtor or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party’s investment in the Debtors, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Collateral Agent shall not be responsible to the Debtors or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Debtors or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Debtors, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.

48

4. Certain Rights of the Collateral Agent. The Collateral Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. To the extent practical, the Collateral Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Secured Parties holding a majority in principal amount of Notes (based on then-outstanding principal amounts of Notes at the time of any such determination); if such instructions are not provided despite the Collateral Agent’s request therefor, the Collateral Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Collateral Agent; and the Collateral Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Collateral Agent pursuant to the foregoing and (b) the Collateral Agent shall not be required to take any action which the Collateral Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Collateral Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Debtors or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6. Indemnification. To the extent that the Collateral Agent is not reimbursed and indemnified by the Debtors, the Secured Parties will jointly and severally reimburse and indemnify the Collateral Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Collateral Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for costs and expenses associated with taking such action.

7. Resignation by the Collateral Agent.

(a) The Collateral Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 5 days’ prior written notice (as provided in the Agreement) to the Debtors and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clauses (b) and (c) below.

49

(b) Upon any such notice of resignation, the Secured Parties, acting by a Majority in Interest, shall appoint a successor Collateral Agent hereunder.

(c) If a successor Collateral Agent shall not have been so appointed within said 5-day period, the Collateral Agent shall then appoint a successor Collateral Agent who shall serve as Collateral Agent until such time, if any, as the Secured Parties appoint a successor Collateral Agent as provided above. If a successor Collateral Agent has not been appointed within such 5-day period, the Collateral Agent may petition any court of competent jurisdiction or may interplead the Debtors and the Secured Parties in a proceeding for the appointment of a successor Collateral Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtors on demand.

8. Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Collateral Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Collateral Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations under the Agreement.  After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of the Agreement including this Annex B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

50